                                                                  EXHIBIT 10.15


                         ESCROW AND SECURITY AGREEMENT

                 THIS ESCROW AND SECURITY AGREEMENT (this "Agreement"), dated as of this 6th day of October, 1995, is made by and among RONALD S. HAFT ("RSH"), the entities controlled by RSH set forth on the signature pages hereto (the "RSH Entities"; and together with RSH, the "RSH Partners"), DART GROUP CORPORATION, a Delaware corporation ("Dart" ) in its individual capacity and as collateral agent and bailee for the Dart Parties (defined below)(in such capacity, the "Secured Party"), CABOT-MORGAN REAL ESTATE COMPANY, a Delaware corporation ("Cabot-Morgan"; together with Dart, the "Dart Parties") and SETTLEMENTCORP, a Maryland corporation ("SettlementCorp").

                 WHEREAS, Dart and RSH are adverse parties in the lawsuits captioned, Ronald S. Haft v. Dart Group Corporation, Delaware Chancery Court, CA-13736 and Alan R. Kahn and the Tudor Trust v. Herbert Haft, Del. Ch. C.A. No. 13154 and, simultaneously with the execution and delivery of this Agreement, have entered into that certain Settlement Agreement as of even date herewith pursuant to which Dart and RSH have agreed to settle such lawsuits on the terms, and subject to the conditions, set forth therein (the "Settlement Agreement");

                 WHEREAS, in connection with the Settlement Agreement RSH, Dart and certain of their respective affiliates have entered into certain other agreements and documents, including the Real Estate Master Agreement (the "Master Agreement"), as of even date herewith among RSH, Dart and Cabot-Morgan, the Pledge Agreements (as defined in the Master Agreement) and this Agreement, which, together with the Settlement Agreement are collectively referred to herein as the "Settlement Documents" (as such term is defined in the Master Agreement);

                 WHEREAS, pursuant to the Master Agreement and the Pledge Agreements, the RSH Partners and the Dart Parties have agreed, among other things, that (i) certain payments to be made to Cabot-Morgan by the Joint Ventures (as defined in the Master Agreement) and (ii) certain payments to be made, directly or indirectly, to the RSH Partners by the Joint Ventures, are to be paid to an escrow agent and to be released by such escrow agent upon the occurrence of certain specified events as set forth herein;

                 WHEREAS, the RSH Partners and the Dart Parties desire to appoint SettlementCorp as the escrow agent under this Agreement upon the terms and conditions set forth herein;

                 WHEREAS, the Dart Parties desires to appoint SettlementCorp as the Dart Parties' collateral agent and bailee under this Agreement upon the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the parties do hereby agree as follows:
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         1.      DEFINITIONS

                 Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Master Agreement. Notwithstanding a Revocation Closing (as defined in the Settlement Agreement) pursuant to Section
1.5 of the Settlement Agreement, terms defined herein by reference to agreements which do not survive the Revocation Closing shall continue to have the meanings ascribed to such terms in such agreements. As applicable, singulars used throughout this Agreement shall be considered plurals and vice-versa.



         2.      APPOINTMENT AND DUTIES OF SETTLEMENTCORP

                 (a) The RSH Partners and the Dart Parties hereby appoint SettlementCorp to act as escrow agent (the "Escrow Agent") on the terms and conditions hereinafter set forth, and SettlementCorp hereby accepts such appointment as the Escrow Agent.

                 (b) The Secured Party hereby appoints SettlementCorp as Secured Party's collateral agent and bailee (the "Collateral Agent") for purposes of perfecting and maintaining Secured Party's Liens on the Pledged Collateral (as defined in Section 5) granted thereon for the benefit of the Dart Parties, and SettlementCorp hereby accepts such appointment as Collateral Agent. Each RSH Partner does hereby irrevocably authorize and consent to SettlementCorp acting as both the Collateral Agent for the Dart Parties and the Escrow Agent pursuant to the terms of this Agreement.

                 (c) SettlementCorp's duties and responsibilities, in its capacity as Escrow Agent and Collateral Agent, shall be limited to those expressly set forth in this Agreement and SettlementCorp shall not be subject to, nor obliged to recognize, any other agreement covering the subject matter hereof.

                 (d) SettlementCorp is authorized, in its sole discretion, to disregard any and all notices, claims, instructions, demands or directions (individually and collectively, "Directions") given by any of the RSH Partners or the Dart Parties, or by any other Person, except (i) such Directions as are specifically provided for herein, and (ii) a Final Order (as defined below) of a court of law. If the delivery of any document subject hereto is at any time stayed or enjoined by order of a court, or in case the Final Order of a court shall be made or entered affecting any such document, then and in any of such events, SettlementCorp is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree of any court which SettlementCorp determines is not subject to further review or appeal and is binding upon SettlementCorp (a "Final Order"). In reaching such determination, SettlementCorp, in its sole discretion, may obtain





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the advice of counsel of its own choosing (which may be counsel for the Dart
Parties).

                 (e) If SettlementCorp believes it to be reasonably necessary to consult with counsel concerning any of its duties in connection with this Agreement, or in case SettlementCorp becomes involved in litigation on account of being Escrow Agent or Collateral Agent hereunder or on account of having received property subject hereto, then, in either case, the attorneys' and accountants' fees incurred by SettlementCorp (including the fair value of legal services rendered by SettlementCorp), if any, shall be borne half by the RSH Partners and half by the Dart Parties.


         3.      LIABILITY AND RELIANCE

                 (a) SettlementCorp shall not, in its capacity as Escrow Agent or Collateral Agent hereunder, be personally liable for any act taken or omitted hereunder absent gross negligence or willful misconduct on its part.

                 (b) SettlementCorp shall not be responsible for the sufficiency, form, accuracy, execution, validity or genuineness of any Direction or document given to SettlementCorp hereunder, nor shall SettlementCorp be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such Direction or document.
SettlementCorp shall also be fully protected in relying upon any Direction or document believed by it in good faith to be genuine and valid and shall be fully protected in acting in accordance with any Direction or document given to SettlementCorp hereunder.

                 (c) Upon delivery or return of the Pledged Collateral and all funds on deposit in the escrow accounts created pursuant to this Agreement, including any investments of such funds (collectively, the "Escrow Funds"), pursuant to the terms of this Agreement, SettlementCorp shall have no further responsibility or liability hereunder.


         4.      DEPOSIT OF DISTRIBUTIONS; INVESTMENT

                 (a) (i) Cabot-Morgan hereby agrees that all distributions or sales proceeds required by Section 3.3 of the Master Agreement to be paid to an escrow account established hereunder (the "C-M Distributions") shall be paid by Cabot-Morgan to the interest-bearing Escrow Account of SettlementCorp at Riggs National Bank of Washington, D.C. ("Bank") designated as Bank Account No. 76703060 and entitled "SettlementCorp, as escrow agent pursuant to the Escrow and Security Agreement among Dart Parties and RSH Partners" (the "C-M Escrow Account").





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                 (ii)  Each RSH Partner hereby agrees that all distributions or sales proceeds required by (A) Section 3.1 of the Master Agreement or (B) the Pledge Agreements to be paid, after an Event of Default or a Revocation
Closing, to an escrow account established hereunder (the "RSH Partner Distributions") shall be paid by such RSH Partner to the interest-bearing
Escrow Account of SettlementCorp at Bank designated as Bank Account No.
76703108 and entitled "SettlementCorp, as collateral agent and escrow agent pursuant to the Escrow and Security Agreement among Dart Parties and RSH Partners" (the "RSH Escrow Account"; together with the C-M Escrow Account, the "Escrow Accounts").

                 (iii) In furtherance of such agreements Cabot-Morgan and each RSH Partner hereby authorizes JV Management, L.L.C., a Delaware limited liability company and the managing general partner of each Joint Venture, to pay the C-M Distributions and the RSH Partner Distributions directly to the C-M Escrow Account and RSH Escrow Account, respectively, and JV Management L.L.C., on behalf of the Joint Ventures, hereby agrees to make such payments to the respective Escrow Accounts in accordance with the requirements of this Agreement and the Master Agreement. SettlementCorp shall continue to hold all funds deposited in the Escrow Accounts in escrow until such time as the funds are either to be delivered to the RSH Partners and/or Cabot-Morgan or Dart in accordance with the terms and conditions of this Agreement.

                 (b) Unless and until any Escrow Funds in the C-M Escrow Account are released to the RSH Partners in accordance with this Agreement, the Escrow Funds in the C-M Escrow Account shall be owned solely by Cabot-Morgan.

                 (c) During the term of this Agreement, the Escrow Funds shall be continuously invested and reinvested by SettlementCorp in (i) United States Treasury bills with a maturity of less than one year; and (ii) such other investments as Dart and RSH may jointly direct SettlementCorp by written notice. All interest or profit earned on such investments shall be credited to the Escrow Funds to be disbursed on the terms and subject to the conditions of this Agreement. All interest or profit earned on investment of funds deposited in the RSH Escrow Account shall constitute Pledged Collateral.


         5.      PLEDGE AND ASSIGNMENT

                 To secure the prompt payment and performance of all Obligations now existing or hereafter arising, each RSH Partner does hereby irrevocably transfer, pledge and assign to the Secured Party, for the benefit of the Dart Parties, and grants to the Secured Party, for the benefit of the Dart Parties, a security interest in, all of such RSH Partner's right, title and interest in and to the following (the "Pledged Collateral"):





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                 i) all RSH Partner Distributions paid or payable to such RSH
         Partner at any time and all other funds on deposit at any time in the RSH Escrow Account;

                 ii) all notes, certificates and other instruments from time to time representing the investment of funds in the RSH Escrow Account;

                 iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of the RSH Escrow Account and the foregoing investments; and

                 iv) to the extent not covered by clauses (i) through (iii) above, all proceeds of any or all of the foregoing collateral.

Collateral Agent shall hold the Pledged Collateral as Secured Party's collateral agent and bailee for purposes of perfecting and maintaining Secured Party's Liens on the Pledged Collateral for the benefit of the Dart Parties.

                 In furtherance of the foregoing, each of the RSH Partners hereby acknowledges and agrees that, except as specifically provided in this Agreement, it has divested, and hereby does divest, itself of all dominion and control over and with respect to the Pledged Collateral and that the Secured Party shall have exclusive dominion and control over the Pledged Collateral subject to the provisions of this Agreement. Except as provided in Section 8.1 of the Master Agreement, so long as any Obligation remains in effect or unpaid, the RSH Partners shall have no right, title or interest from and after the date hereof in or to the Pledged Collateral.

                 All rights of the Secured Party in the Pledged Collateral granted under this Agreement shall, to the maximum extent allowed by applicable law, be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Obligation or any Settlement Document or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from any Settlement Document; (iii) any exchange, release or nonperfection of any other collateral for all or any part of the Obligations; or (iv) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any RSH Partner or other obligor in respect of any of the Obligations or of this pledge and assignment.





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         6.      DELIVERY OF ESCROW FUNDS

                 (a) Escrow Agent shall immediately upon receipt deliver to Dart all funds deposited into the C-M Escrow Account until such time as both Dart and RSH deliver Directions to Escrow Agent advising Escrow Agent that the principal of and interest on the $11.6 Million Note is paid in full; provided, however, upon the receipt of evidence from RSH that the $11.6 Million Note has been paid in full the Escrow Agent shall terminate such disbursements upon written notice from RSH. Upon the determination by Dart that funds in any Escrow Account are payable to Dart and/or Cabot-Morgan in accordance with
Section 6.1 and the other provisions of the Master Agreement (other than payments under the $11.6 Million Note) and the receipt of either (i) a copy of the RSH Calculation Notice agreeing to all or a portion of such awards or (ii) a copy of the Final Calculation Notice, Dart shall submit to Escrow Agent and RSH a notice signed by a duly authorized officer of Dart stating the amount of Escrow Funds to be released, to whom (the "Escrow Payee") such Escrow Funds shall be released and the Obligation to which such Escrow Funds will be applied. Escrow Agent shall deliver all payments to the Escrow Payee not later than the second Business Day following the date on which Escrow Agent receives notice from Dart specifying such payment. In the event any obligation to make payments under the $11.6 Million Note remains outstanding at the time Dart instructs Escrow Agent to make other payments pursuant to this Section 6(a), the Dart Parties and the RSH Partners agree that such funds shall be allocated first to the payment of Obligations other than the payments under the $11.6 Million Note.

                 (b) Upon the determination by Dart that there are RSH Available Funds in the Escrow Accounts which should be released to RSH in accordance with Article 8 of the Master Agreement, Dart shall submit to Escrow Agent and RSH the Dart Calculation Notice stating the amount of the Escrow Payment to be made to RSH. Escrow Agent shall deliver all payments to RSH not later than the second Business Day following the date on which Escrow Agent receives the Dart Calculation Notice. If either (i) RSH provides to Dart and Escrow Agent a RSH Calculation Notice disputing Dart's calculation or (ii) Dart fails to deliver a calculation requested by RSH, the resolution of the amount due to RSH shall be determined in accordance with Section 11.2 of the Master Agreement. The Escrow Agent shall pay to RSH the difference between (A) the amount set forth in the Final Calculation Notice and (B) any amounts previously distributed to RSH pursuant to the Dart Calculation Notice within 2 Business Days of its receipt of the Final Calculation Notice.

                 (c) Upon delivery by Escrow Agent of monies from the Escrow Funds in the Escrow Account pursuant to Section 6(a) or (b), Escrow Agent shall have no obligation with respect to the application of such monies by the recipient thereof or its designee. Escrow Agent shall liquidate any investments necessary to provide monies in order to make any payments required by this





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Agreement.  Escrow Agent shall not be liable for any loss due to fluctuations in market value or penalties due to early redemption. Nothing contained herein shall be deemed to obligate Escrow Agent to pay or transfer any monies hereunder unless the same have been received by Escrow Agent pursuant to the provisions of this Agreement. Escrow Agent shall have no duty or obligation to collect any amounts, which at any time are to be deposited with it and shall not be responsible for any defaults hereunder by any other party.

                 (d) Escrow Agent shall immediately deliver the Escrow Funds to RSH upon receipt by Escrow Agent of written notice from Dart that the Obligations secured by this Agreement have been paid in full or are no longer in effect.

                 (e) All funds released to the Dart Parties by Escrow Agent to satisfy Obligations shall be released first from the RSH Escrow Account unless the instructions from Dart specify that all or a portion of a payment shall be made from the C-M Escrow Account.


         7.      RIGHTS WITH RESPECT TO PLEDGED COLLATERAL

                 (a)      Defense of Lien.         The RSH Partners shall
defend the Pledged Collateral against and take such other action as is necessary to remove any Lien at any time placed upon the Pledged Collateral other than the Liens created by this Agreement and the Pledge Agreements. The RSH Partners shall defend the right, title and interest of the Collateral Agent, Secured Party and the Dart Parties in and to the Pledged Collateral, including without limitation, the proceeds thereof, against the claims of all Persons. The RSH Partners shall indemnify and hold harmless the Collateral Agent, Dart Parties from and against any claims caused by acts of the RSH Partners or any of their respective affiliates which result in any Lien being placed upon the Pledged Collateral.

                 (b) Secured Party Appointed Attorney-in-Fact. Each RSH Partner hereby irrevocably appoints the Secured Party such RSH Partners's attorney-in-fact, with full authority in the place and stead of such RSH Partner and in the name of such RSH Partner, the Secured Party or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement relating to the Pledged Collateral, the foregoing appointment being coupled with an interest. Each RSH Partner hereby authorizes the Secured Party to bring any appeal or action or to pursue any claim against any person in the name of such RSH Partner to enforce any of the rights assigned pursuant to this Agreement. If any RSH Partner fails to perform any agreement contained in this Agreement, the Secured Party may itself perform, or cause to be performed, such agreement, and any costs, fees, expenses, damages or other liabilities incurred by the Secured Party shall





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be payable by the RSH Partners with interest thereon accrued at the rate of eight percent (8%) per annum.

                 (c) Remedies. In addition to the rights and remedies provided for in this Agreement, the Secured Party and the Dart Parties shall have all other rights and remedies provided for in any other Settlement Document or by law, including, without limitation, all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the District of Columbia.

                 (d) The RSH Partners shall pay to the Secured Party all costs, fees, expenses, damages or other liabilities incurred by the Secured Party in connection with the enforcement of any of the provisions of this Agreement. The Secured Party agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with this Agreement and the RSH Partners shall remain liable for any deficiency following the sale of the Pledged Collateral.


         8.      LIMITATIONS

                 It is intended that the assignments and security interests created under this Agreement and the Pledge Agreement are pledges of general intangibles governed by Section 9-318 of the Uniform Commercial Code, as adopted in any jurisdiction relevant to this Agreement. However, if and to the extent the provisions of this Agreement or the Pledge Agreement would allow any other partner in any Subject Partnership to invoke a right of first offer or first refusal with respect to such interests and such other partner indicates a desire to do so, then, without further action by the parties hereto, the provisions of this Agreement and the Pledge Agreement with respect to such interests shall be suspended, and, if necessary, null and void, with respect to that Subject Partnership until such time as such right of first offer or first refusal is inapplicable or waived.


         9.      TERMINATION

                 Upon the final discharge or payment of all Obligations and the delivery or return of all Escrow Funds (including the Pledged Collateral) in accordance with Section 6(d), this Agreement shall cease, terminate and be of no further force or effect. This Agreement shall continue in effect notwithstanding the occurrence of any Revocation Closing (as defined in the Settlement Agreement) pursuant to Section 1.5 of the Settlement Agreement.





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         10.     CONFLICTS

                 If at any time the SettlementCorp shall receive conflicting Directions or documents with respect to the Escrow Funds and cannot determine the proper course of action to take hereunder, or if for any other reason SettlementCorp shall in good faith be unable to determine the party or parties entitled to receive the Escrow Funds or any part thereof, it may refuse to make any delivery or return thereof and retain the Escrow Funds safely in its possession until it shall have received Directions in writing concurred in by all parties, or until directed by a Final Order of a court of competent jurisdiction, whereupon SettlementCorp shall make such disposition of the Escrow Funds in accordance with such Directions or such Final Order.


         11.     ESCROW FEES

                 SettlementCorp shall be entitled to the fees for its services in acting as Escrow Agent and Collateral Agent and Collateral Agent hereunder as are agreed to from time to time between SettlementCorp and Dart. SettlementCorp shall be reimbursed for all expenses reasonably incurred by it in connection with the performance of its duties and obligations hereunder. All fees and expenses shall be borne half by the RSH Partners and half by the Dart Parties.


         12.     STATEMENTS; INFORMATION   Escrow Agent and RSH Partners shall
forward to Secured Party, within five (5) days of receipt of same, copies of all statements and enclosures received from SettlementCorp in connection with the Escrow Accounts, including, without limitation, copies of the monthly bank statements.



         13.     RESIGNATION BY ESCROW AGENT/COLLATERAL AGENT

                 If at any time SettlementCorp elects, in its sole discretion, to no longer serve as the Escrow Agent and Collateral Agent under this Agreement, SettlementCorp shall notify each of the parties hereto of its desire to terminate its position and duties hereunder whereupon Dart shall appoint a successor Escrow Agent and Collateral Agent within thirty (30) days thereof that shall be subject to the same terms and conditions of this Agreement. Upon the appointment of a successor Escrow Agent and Collateral Agent, the delivery by SettlementCorp of the Escrow Funds in the Escrow Accounts to the successor Escrow Agent and Collateral Agent and the rendering of the accounting required by Section 15 hereof, SettlementCorp shall be discharged from all of its obligations hereunder. Upon receipt of the funds in the Escrow Accounts and any other property, the successor to SettlementCorp as Escrow Agent and Collateral Agent will thereupon be bound by the provisions as if named herein.





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         14.     TERMINATION OF APPOINTMENT OF ESCROW AGENT  The Secured Party
and/or RSH Partners (with Secured Party's written consent) may terminate the appointment of SettlementCorp as Escrow Agent hereunder by notifying SettlementCorp, specifying the date such termination will take effect and the Secured Party may terminate the appointment of SettlementCorp as Collateral Agent hereunder by notifying SettlementCorp, specifying the date such termination will take effect. In the event of such termination pursuant to this Section, the Secured Party will appoint a successor within twenty (20) days of such notice and SettlementCorp in its capacity as Escrow Agent and Collateral Agent will turn over and deliver to its successor all of the Escrow Funds in the Escrow Accounts and all property held by it pursuant to this Agreement and render the accounting required by Section 15 hereof. Upon receipt of the funds in the Escrow Accounts and any other property, the successor to Escrow Agent will thereupon be bound by the provisions hereof as fully as if named herein.


         15. ACCOUNTING. In the event of the resignation or termination of Escrow Agent or upon termination of this Agreement, Escrow Agent will render to the RSH Partners, the Secured Party and to the successor escrow agent, if any, an accounting in writing of the funds in the Escrow Accounts and all other property held by it pursuant to this Agreement and all distributions therefrom.


         16.     INDEMNIFICATION

                 The RSH Partners and the Dart Parties shall jointly and severally indemnify and hold SettlementCorp harmless from and against any damage, cost, liability or expense (including, but not limited to, reasonable legal fees which it may incur by reason of its acting hereunder, except with respect to actions or omissions taken or suffered by SettlementCorp in bad faith, in willful disregard of the terms of this Agreement or involving gross negligence on SettlementCorp's part), without prejudice to any right which any party may have to recover from any other party for any such damage, cost, liability, expense or legal fees.


         17.     CROSS DEFAULT.

                 The Settlement Agreement, this Agreement and the other Settlement Documents constitute one integrated whole. Each RSH Partner agrees that a material breach under any of the Settlement Documents by RSH or any other RSH Obligor shall constitute a material breach under each other Settlement Document including this Agreement. The Dart Parties agree that a material breach under any of the Settlement Documents by Dart, Cabot-Morgan or any Person controlled by Dart shall constitute a material breach under each other Settlement Document including this Agreement.





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
         18.     REINSTATEMENT; LIENS.

                   This Agreement and the Obligations and Liens hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations by RSH or any other RSH Obligor, or any part thereof (including the receipt of any collateral or proceeds thereof), is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. The RSH Partners shall not contest or support any other Person in contesting, in any actions or proceedings, the priority or validity of any Lien or other claim in any collateral or other interest granted under any Settlement Document by RSH or any other RSH Obligor to Dart, Cabot-Morgan, SettlementCorp, as the Collateral Agent under this Agreement, or any other escrow agent, bailee or collateral agent of any of them.


         19.     NOTICES

                 Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed given if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or by facsimile (answerback required) as follows, unless any such address is changed by notice hereunder:

                 If to the Dart Parties:

                                           Dart Group Corporation
                                           3300 75th Avenue
                                           Landover, Maryland 20785
                                           Attn:  President
                                                   and
                                           Attn:  Corporate Secretary
                                           Facsimile:  301-733-2707

                 with copies to:

                                           Stephen J. Brogan, Esq.
                                           Jones, Day, Reavis & Pogue
                                           1450 G Street, N.W.
                                           Washington, D.C.  20005
                                           Facsimile:  202-737-2832

                 If to any RSH Partner:

                                           c/o Mr. Ronald S. Haft
                                           2435 California Street, N.W.
                                           Washington, D.C.  20008
                                           Facsimile:  (202)  833-3013

                 with a copy to:

                                           Stuart M. Grant, Esq.
                                           Blank, Rome, Comisky & McCauley
                                           1220 Market Street
                                           8th Floor
                                           Wilmington, DE  19801
                                           Facsimile:  302-425-6464

                 If to SettlementCorp:

                                           c/o Todd Deckelbaum
                                           5301 Wisconsin Avenue
                                           Chevy Chase, MD 26015




         20.     GOVERNING LAW; JURISDICTION

                  This Agreement, and the documents and instruments delivered pursuant hereto, except as otherwise provided therein, shall be construed in accordance with and governed by the laws of the District of Columbia, without giving effect to its conflict of law rules. The parties hereto submit to the jurisdiction of the U.S. Federal courts situated in the District of Columbia and the courts of the District of Columbia.


         21.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                 The covenants, agreements, representations and warranties of the parties hereto made in this Agreement shall survive the closing of the transactions contemplated hereby.


         22.     AMENDMENT; WAIVER; REMEDIES

                 This Agreement may be amended only by a written agreement executed by SettlementCorp and the other parties hereto. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof. No waiver of any of the provisions of this Agreement or any other agreement referred to herein shall be valid unless in writing and signed by the party against whom it is sought to be enforced. The waiver by any party hereto of any matter provided





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for herein shall not be deemed to be a waiver of any other matter provided for herein.


         23. RIGHT OF SETOFF Escrow Agent does not have nor shall it have any rights of setoff with respect to the Accounts, any such rights being hereby expressly waived.



         24.     ENTIRE AGREEMENT

                 This Agreement and the other Settlement Documents set forth the entire understanding of the parties hereto and supersede all prior agreements between them with respect to the subject matter hereof and all prior negotiations between the parties are merged in this Agreement and the other Settlement Documents, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth.


         25.     SEVERABILITY

                 If any one or more of the provisions contained in this Agreement or any other Settlement Document should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired.


         26.     BINDING EFFECT

                 This Agreement, and the documents and instruments delivered pursuant hereto, shall inure to the benefit of, and shall be binding upon, the respective heirs, executors, administrators, successors (including any representative, executor or administrator of RSH's estate) and permissible assigns of the parties. The RSH Partners and Dart Parties may not assign their respective obligations or delegate their respective duties hereunder.


         27.     HEADINGS

                 The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement. Unless otherwise specified, references in this Agreement to Sections are references to the Sections of this Agreement.

         28.     COUNTERPARTS

                 This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


                 IN WITNESS WHEREOF, the parties have executed, or have caused this Agreement to be executed on their behalf, as of the date first above written.



                                      DART GROUP CORPORATION


                                      By:  /s/ Robert A. Marmon
                                           ------------------------------
                                           Name:
                                           Title:

                                      CABOT-MORGAN REAL ESTATE COMPANY


                                      By:  /s/ Robert A. Marmon
                                           ------------------------------
                                           Name:
                                           Title:

                                      SETTLEMENTCORP, as Escrow Agent and
                                      Collateral Agent


                                      By:  /s/ Todd S. Deckelbaum
                                           ------------------------------
                                           Name:
                                           Title:


                                      RSH PARTNERS:



                                      /s/ Ronald S. Haft
                                      ----------------------------------
                                      RONALD S. HAFT


                                      COMBINED PROPERTIES/GREENWAY CENTER
                                      LIMITED PARTNERSHIP


                                      By:  /s/ Ronald S. Haft
                                           -------------------------------
                                           Ronald S. Haft
                                           General Partner

                                      COMBINED PROPERTIES/BRIGGS CHANEY
                                      PLAZA LIMITED PARTNERSHIP


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             General Partner


                                      CP/GREENBRIAR RETAIL INVESTMENTS
                                      LIMITED PARTNERSHIP

                                      By:    CP/GREENBRIAR RETAIL, INC.
                                              General Partner


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             President


                                      CP/GREENBRIAR OFFICE INVESTMENTS
                                      LIMITED PARTNERSHIP

                                      By:    CP/GREENBRIAR OFFICE, INC.
                                             General Partner


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             President


                                      CP/BULL RUN LIMITED PARTNERSHIP

                                      By:    BULL RUN, INC.
                                               General Partner


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             President

                                      JV MANAGEMENT, L.L.C.


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             Manager

                                      CP/GREENBRIAR RETAIL, INC.


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             President

                                      CP/GREENBRIAR OFFICE, INC.


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             President

                                      BULL RUN, INC.


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             President

                                      CM/CP GREENBRIAR RETAIL JOINT VENTURE

                                      By:    JV MANAGEMENT, L.L.C.,
                                             General Partner


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             Manager

                                      CM/CP GREENBRIAR OFFICE JOINT VENTURE

                                      By:    JV MANAGEMENT, L.L.C.,
                                             General Partner


                                      By:    /s/ Ronald S. Haft
                                             ----------------------------------
                                             Ronald S. Haft
                                             Manager